EXHIBIT 10(x)





                            LONG-TERM INCENTIVE PLAN





                                       Potash Corporation   [POTASH CORPORATION
May 7, 1997                            of Saskatchewan Inc         LOGO]

                               TABLE OF CONTENTS


SECTION 1 - PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

             1.01    Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


SECTION 2 - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

             2.01    Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.02    Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.03    Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.04    Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.05    Grant Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.06    Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.07    Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
             2.08    Salary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
             2.09    Target Bonus   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
             2.10    Executive Tiers    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
             2.11    Unit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
             2.12    Unit Grant Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3


SECTION 3 - ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

             3.01    Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
             3.02    Rights Under the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
             3.03    Subsequent Grant Dates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4


SECTION 4 - UNITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

             4.01    Description and Value of a Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
             4.02    Grant of Units   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
             4.03    Redemption of Units
                     (a)      Part One Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
                     (b)      Part Two Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
             4.04    Performance Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
             4.05    Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

SECTION 5 - EVENTS AFFECTING ENTITLEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

             5.01    Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                     (a)      Voluntary Termination or Termination for Cause  . . . . . . . . . . . . . . . . . . . . . .  7
                     (b)      Involuntary Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
             5.02    Disability or Retirement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
             5.03    Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7


 SECTION 6 - ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

             6.01    Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
             6.02    Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8


SECTION 7 - RIGHTS OF EMPLOYEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

             7.01    Non-Assignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
             7.02    Rights to Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
             7.03    No Extension of Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9


SECTION 8 - ADMINISTRATION AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

             8.01    Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
             8.02    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
             8.03    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
             8.04    Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

SECTION 1 - PURPOSE




1.01         PURPOSE

             The Potash Corporation of Saskatchewan Inc. Long-Term Incentive Plan is established as a vehicle by which equity-based incentives may be awarded to retain high potential, high value employees, to recognize and reward their significant contributions to the long-term success of the Company, and to align their interests more closely with the shareholders of the Company.

SECTION 2 - DEFINITIONS



In this Plan, the following words, when capitalized have the following meaning:

2.01         BOARD

K            "Board" means the Board of Directors of the Company.

2.02         COMMITTEE

             "Committee" means the Compensation Committee of the Board.

2.03         COMPANY

             "Company" means Potash Corporation of Saskatchewan Inc. and its direct and indirect subsidiaries.

2.04         EMPLOYEE

             "Employee" means an employee of the Company designated as a Tier I through Tier V executive.

2.05         GRANT DATE

             "Grant Date" means January 1, 1994 and the January 1 every third year thereafter, or such other dates as are determined from time to time by the Committee and approved by the Board.

2.06         PLAN

             "Plan" means this Potash Corporation of Saskatchewan Inc. Long-Term Incentive Plan.

2.07         REDEMPTION DATE

             Redemption Date means the date established by the Committee upon which Units are redeemed for cash in accordance with Section 4 (Units).

2.08         SALARY

             Salary means the Employee's base annual salary on the Grant Date which amount may, at the discretion of the Committee, be adjusted to reflect anticipated changes in actual salary during the life of the Units.


2.09         TARGET BONUS

             "Target Bonus" means, in the case of a Tier I Executive 50% of
             Salary;   in the case of a Tier II Executive 40% of Salary; in the
             case of a Tier III Executive 30% of Salary;   in the case of Tier
             IV executive 25% of Salary;   in the case of Tier V Executive 20%
             of Salary.


2.10         TIER I, II,  III, IV OR V EXECUTIVE

             Tier I, II, III, IV or V Executive means an employee of the Company designated by the Committee as a Tier I, II, III, IV or V Executive.


2.11         UNIT

             "Unit" means a Unit as described in Section 4 (Units).


2.12         UNIT GRANT DATE

             Unit Grant Date means the Grant Date upon which a particular number of Units were granted.

SECTION 3 - ELIGIBILITY AND PARTICIPATION




3.01         ELIGIBILITY

             This Plan applies to Employees whom the Committee designates as eligible for a grant of Units pursuant to Section 4 (Units).

3.02         RIGHTS UNDER THE PLAN

             An Employee who has been granted Units shall continue to have rights in respect of such Units until redeemed for cash as described in Section 4 (Units), subject to Section 5 (Events Affecting Entitlement).

3.03         SUBSEQUENT GRANT DATES

             A grant of Units to an Employee on a Grant Date shall not be construed to create a right to a grant of Units on a Subsequent Grant Date.

SECTION 4 - UNITS




4.01         DESCRIPTION AND VALUE OF A UNIT

             A unit is a notional amount equal to the market value of a common share of the Company.

             The market value of a common share in respect of a Grant Date or a Redemption Date for Employees who receive their salary in United States currency shall be the closing value of such a share on the day first preceding such date in which a round lot of such shares was traded, as listed on the New York Stock Exchange.

             The market value of a common share in respect of a Grant Date or a Redemption Date for employees who receive their salary in Canadian currency shall be the closing value of such a share on the day first preceding such date in which a round lot of such shares was traded as listed on the New York Stock Exchange and converted to Canadian currency based on the published exchange rate of the Bank of Canada in effect on the close of business on the business day immediately preceding the Grant Date or the Redemption Date.

4.02         GRANT OF UNITS

             On each Grant Date, the Committee shall grant Units to each eligible Employee, using the following formula as a general guideline, subject to adjustments approved by the Committee upon the recommendation of the chief executive officer of the company.

                            Employee's Target Bonus

                                   DIVIDED BY

                           one Unit on the Grant Date

                                MULTIPLIED BY 3

             The total Units granted shall be divided equally into two parts
             and treated separately for redemption purposes.   Part One Units
             shall be redeemed in accordance with Section 4.03(a) below.   Part
             Two Units shall be redeemed in accordance with Section 4.03(b) below.

4.03         REDEMPTION OF UNITS

             Units shall be redeemed for cash at market value on a Redemption Date in accordance with paragraphs (a) and (b) below.

             (a)     PART ONE UNITS

                     The Redemption Date for Part One Units shall be determined by the Committee, but in no event shall the Redemption Date be later than the last day of the second calendar year following the calendar year of the Unit Grant Date.

             (b)     PART TWO UNITS

                     One third of the Part Two Units shall be redeemed on or before each of the first, second and third anniversaries of the Unit Grant Date. The Redemption Dates for Part Two Units shall be determined by the Committee. In no event shall any Redemption Date for Part Two Units be later than the end of the second calendar year following the calendar year of the Unit Grant Date.

4.04         PERFORMANCE ADJUSTMENTS

                     Notwithstanding Sections 4.01, 4.02 and 4.03 above, the number of Units to be redeemed on a Redemption Date in respect of Part One Units shall be dependent on the performance of the Company and the Employee, based upon criteria determined by the Committee from time to time. Such criteria shall include the cash flow of the Company, the Company's operating results and net income as contained in the most recent financial statements of the Company, and return on equity. In lieu of the number of Part One Units calculated in accordance with Section 4.02, the Committee may, on or before the Redemption Date, reduce or increase the number of Units redeemable by 50%.

4.05         ADJUSTMENTS

             The number and value of Units held by an Employee shall be adjusted to account for divisions or consolidations of the common shares of the Company.

SECTION 5 - EVENTS AFFECTING ENTITLEMENT



5.01         TERMINATION OF EMPLOYMENT

             (a)     VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE

                     An Employee who voluntarily terminates employment with the Company or who is terminated by the Company other than in accordance with the prevailing retirement policy of the Company, for cause (as determined by the Company), prior to retirements, shall forfeit his or her interest in the Units not yet redeemed pursuant to Section 4.03 (Redemption of Units).

             (b)     INVOLUNTARY TERMINATION

                     The Units held by an Employee who is involuntarily terminated by the Company, for reasons other than cause, shall be redeemed on the dates set out in Section 4 (Units), provided, however, that in addition to the adjustments contemplated in Section 4.04 (Performance Adjustments), the Committee shall reduce the number of Units redeemable pro rata based on the proportion between:
                     (a) the number of months between the date employment terminates and the Redemption Date and (b) the number of months between the Grant Date and the Redemption Date.

5.02         DISABILITY OR RETIREMENT

             The Units of an Employee who becomes disabled and who qualifies for benefits under the long-term disability insurance plan sponsored by the Company or of an Employee who retires from the Company, shall be redeemed in accordance with Section 5.01 (b), based on the date benefits commence under the long-term disability insurance plan or retirement date, as the case may be.

5.03         DEATH

             The Units of an Employee who dies shall be redeemed in accordance with Section 5.01(b), based on the Employee's date of death.

SECTION 6 - ADMINISTRATION



6.01         RECORDS

             The Company shall maintain records indicating the number of Units credited to an Employee under the Plan from time to time, the Grant Dates of such Units and the market value of a common share of the Company on such Grant Dates, as listed on the New York Stock Exchange. Such records shall be conclusive as to all matters involved in the administration of the Plan.

6.02         STATEMENTS

             The Company shall furnish annual statements to each Employee indicating the number of Units credited to the Employee, the Grant Dates of the Units and the market value of a common share of the Company on such Grant Dates, as listed on the New York Stock Exchange and such other information that the Company considered relevant to the Employee.

SECTION 7 - RIGHTS OF EMPLOYEES



7.01         NON-ASSIGNABILITY

             The rights of an Employee under the Plan are non-transferable, in whole or in part, in any manner.

7.02         RIGHTS TO SHARES

             This Plan shall not be interpreted to create any entitlement of an Employee to the common shares of the Company, or to the dividends payable pursuant thereto.

7.03         NO EXTENSION OF RIGHTS

             Nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company nor shall it interfere with the right of the Company to discharge the Employee. Participation in this Plan shall not give any Employee any right or claim to any benefit except to the extent provided in the Plan.

SECTION 8 - ADMINISTRATION AND TERMINATION



8.01         ADMINISTRATION

             The Company and the Committee may make such rules as they deem necessary or advisable for the administration and operation of the Plan. The Company and the Committee may delegate to any person any administrative duties and powers under the Plan. All decisions and interpretations of the Company and the Committee respecting the Plan and all rules made pursuant thereto, shall be binding on the Company, the Committee and the Employees and their respective legal representatives.

8.02         AMENDMENT

             The Board, on the recommendation of the Committee, may amend the Plan at any time, provided, however, that no amendment shall reduce the interests of the Employees in respect of any Units previously granted to an Employee, without the Employee's written consent.

8.03         TERMINATION

             The Company may terminate the Plan at any time, in which case all Units granted to Employees shall be redeemed in cash as of the termination date of the Plan.

8.04         APPLICABLE LAWS

             The Plan shall be governed by and construed in accordance with the laws applicable in the Province of Saskatchewan.